Exhibit 99.1

An artificial intelligence company focusing on medical diagnostics to deliver faster and more accurate treatment decisions

Wensheng Fan Co - Founder and Chief Executive Officer Vincent Capone General Counsel and Corporate Secretary Today’s Presenters Spectral MD Rosecliff Acquisition Corp I Michael Murphy Chief Executive Officer 2

Investment Highlights

Spectral MD is building on $130+mm U.S. Government contracts for the Burn Indication and to expand our AI technology platform into Diabetic Foot Ulcers (DFU) and multiple other clinical indications

- **AI Driven Assessment:** DeepView System empowers healthcare providers to make an immediate, informed and more accurate AI wound care treatment decision in seconds
- **Large and Growing Markets:** Initial target markets of burn wounds and diabetic foot ulcers represent aggregate total addressable markets of ~$14.7+bn by 2028[(1)(2)]
- **FDA Breakthrough Designation:** DeepView System received Breakthrough Device Status for Burn Indication in 2018
- **Clear Regulatory Pathway:** FDA, CE and UKCA regulatory submissions expected to commence in 2023 based on positive ongoing clinical study outcomes
- **Limited competition:** Leading predictive medical diagnostic solution with meaningful clinical outcomes
- **Strong Competitive Barriers:** Broad patent portfolio and an extensive proprietary AI database of 263+bn [(3)] clinically-validated data points
- **Proven Public Market Experience:** DeepView System development supported by $16mm initial public offering on AIM Market of London Stock Exchange in 2021 (LON:SMD)
- **Systemwide Benefits:** DeepView System expected to reduce costs for payors, provide clinically-validated support for advanced intervention by physicians and surgeons and is expected to reduce patient pain and suffering, and length of stay (LOS)
- **Upcoming Potential Indications:** Burn Indication platform expected to be used for DFU and upcoming clinical indications including 3D Measurement (Proof of Concept (POC) ready), Digital Guided Therapy, VLU, cosmetics, CLI, debridement, amputation and others

(1) Global Burn Care Market Size & Share Report, 2021-2028
(2) Fortune Business Insights: Diabetic Foot Ulcer Treatment Market Worth $11.16 Billion at 6.8% CAGR; Rise in Clinical Trials to Augment Market
(3) Pixel data per Spectral MD clinical studies

3

4 About Rosecliff Acquisition Corp I (NASDAQ: RCLF) • Michael Murphy, CEO • Founder & Managing Partner, Rosecliff Ventures • Jordan Zimmerman, President • Founder & Chairman, Zimmerman Advertising • Brian Radecki, Chairman of the Board • CEO, Rapa Therapeutics; Previously CFO, CoStar Experienced Management Team • Listed on the NASDAQ on February 12, 2021 • Upsized initial public offering of $253mm • $4.6mm current Trust Account assets • Select Investment Criteria: □ Technology Focused □ Significant Addressable Market Size □ Sustainable Competitive Differentiation □ Promising Growth Path □ World Class Management Team Rosecliff Acquisition Corp I

Seeing what the naked eye cannot Thinking what the human brain cannot

Medical Imaging + AI Predictive Analytics

DeepView Imaging



- Patented proprietary **multi-spectral imaging data** acquisition in milliseconds
- Obtain wound tissue physiology and viability biomarkers
- Capturing **injured tissue spectral signature**

Data Extraction



- Extraction of **AI model features** from raw imaging data
- Combined with **Patient health matrix data**
- Pre-processing for AI

AI Model Building



- AI model trained and tested against a proprietary clinical database of **263+bn**(1) clinically validated data points
- AI algorithm integrates image and clinical data for model training

AI Wound Healing Prediction



- Accurate and immediate binary wound healing prediction in **seconds**
- **Non-healing** - Surgery and advanced wound care products
- **Healing** - Routine care

(1) Pixel data per Spectral MD clinical studies.

6

Multispectral Clinical Image Database for AI Model Building • Pattern recognition for tissue pathology • Patient health matrix data • AI Model is inclusive of Fitzpatrick scale of skin tones AI Architecture Algorithm Update • Comparison of AI output to Ground Truth identifies differences • Backpropagation fine tunes AI model Accurate Ground Truth • Gold standard medical diagnoses obtained for every image • Expert Panel of surgeons and pathologists review every image Output Generation • AI model makes prediction on patient’s tissue pathology • Delivered to clinician within seconds 7

One Imaging Platform, Many Indications



DEEPVIEW



DATA



AI MODEL



Burn
TAM $3.7bn
CAGR 6.9% (1)



DFU
TAM $11bn
CAGR 6.8% (2)



Snapshot M (fully handheld)

Military
Miniaturized
Mobile
Home Healthcare



Upcoming Indications

3D Measurement (POC ready)	CLI
Digital Guided Therapy	Amputation
VLU	Debridement
Cosmetics	Others

Burn indication investment accelerates expansion into DFU and other indications

8

(1) TAM and CAGR - Global Burn Care Market Size & Share Report, 2021-2028
(2) TAM and CAGR - Fortune Business Insights: Diabetic Foot Ulcer Treatment Market Worth $11.16 Billion at 6.8% CAGR; Rise in Clinical Trials to Augment Market

Average length of stay (LOS): (1) 8.1 days Burn Professional Diagnostic accuracy: (2)(3) 50 - 75% Average cost of stay: (1) $24,000 Wait to determine the need for surgery: up to 21 days C URRENT M ARKET P ROBLEM Burn Wounds DeepView Diagnostic accuracy: (4) 92% in seconds Reduce average length of stay (LOS) by: (3) 3+ days D EEP V IEW I MPACT (1) Burn - Related Hospital Inpatient Stays and Emergency Department Visits, 2013: Statistical Brief #217 (2) Assessment of burn depth and burn wound healing potential. Burns. Volume 34 - 6. September 2008, pages 761 - 769 (3) Huson HB, Phelan HA, G'Sell DJ, Smith S, Carter JE. If Seeing Was Believing A Retrospective Analysis of Potential Reduced Tre atm ent Delays with a Novel Burn Wound Assessment Device. JBCR 2021;(42)S117 - 18 (4) Data from Spectral MD’s IRB approved Proof of Concept Clinical Study (5) TAM and CAGR - Global Burn Care Market Size & Share Report, 2021 – 2028 Total addressable market: $3.7 bn CAGR 6.9% (5) 9

Diabetic Foot Ulcers (DFU)

Supported by $16 mm Initial Public Offering on AIM Market of London Stock Exchange in 2021

CURRENT MARKET

Total addressable market:

$11 bn
CAGR 6.8%[5]

5.2 million
DFU patients/year[1]

15.5 visits per year [1]

Cost of up to **$63,100**
per DFU patient per year[1]

PROBLEM

No diagnostic tool available

Standard of Care (SOC) for DFU wound care:
Wait 30 days

SOC effectiveness:
40% non-responsive[3]

Requires advanced therapy or revascularization

DEEPVIEW IMPACT

DeepView Diagnostic accuracy:

86% in seconds[4]

Quicker
Time to advanced therapy

Better
Wound healing and reduce overall visits/utilization



Sensitivity
1 - Specificity
0.0
0.2
0.4
0.6
0.8
1.0
Current AI Model
Previous AI Model

(1) DFU Market Research Report, Delveinsight, January 2021. DFU patients in U.S., U.K., Germany, France, Italy and Spain in 2017
(2) https://pubmed.ncbi.nlm.nih.gov/29611155 does not show any relevant data, maybe this article for $63,100 https://journals.sagepub.com/doi/10.1177/107110079501600702
(3) https://diabetesjournals.org/care/article/41/4/645/36918/Current-Challenges-and-Opportunities-in-the Prevention and Management of Diabetic Foot Ulcers.
(4) Data from Spectral MD's IRB approved Proof of Concept Clinical Study
(5) TAM and CAGR - Fortune Business Insights: Diabetic Foot Ulcer Treatment Market Worth $11.16 Billion at 6.8% CAGR; Rise in Clinical Trials to Augment Market

10

Burn II 2019 - 2023 Total BARDA Funding of $96.9mm Burn I 2013 – 2019 Total BARDA Funding of $26mm Option 2 Options 1B Mod Option 1B Option 1A Base Human clinical trial for validation Production & sales readiness Gen 3 FDA clearance Accelerate commercialization pathway Further expand human clinical trials Increase interoperability with EHR Manufacturing readiness for volume production Gen 3 development Faster, more accurate performance device and AI Assess burn market Expanded human clinical trials for algorithm training Initial contract value of $91.7mm Proof of concept Prototype development Human clinical trials Gen 1&2 development and FDA clearance Initial contract value $13.1mm (grew to $26mm) Goal $96.9mm $26.0mm Contract Amount $122.9mm Cumulative Total Funding: BARDA Award Funding History to Date 11

BARDA Burn Sources Sought Notice (SSN)

Federal announcement February 2nd, 2023[1]

> Under this SSN, BARDA is specifically seeking burn wound imaging technologies that could enable physicians to efficiently triage burn patients and make more informed treatment decisions. The technologies sought are expected to function in routine healthcare settings such as emergency departments (ED) as well as in specialized burn centers and trauma units. Imaging technologies that are well-integrated in routine healthcare settings inherently build national preparedness and the capability to apply these tools during mass casualties involving burn injuries.

SMD Response:
February 27th, 2023

Estimated Award:
Commencing as early as Q4 2023

(1) BARDA SSN: https://sam.gov/opp/a09c04955c254842bdb7b592bcb57bd6/view

12

The system BARDA is looking for needs to handle “%TBSA” (percentage of body burned) – which is a triage component - and quickly show “non - healing and healing” burn injury elements “with a high degree of sensitivity” The product needs to have clinical data from a “variety of adult and pediatric populations” “The product needs to be FDA approved or near FDA approval” “The product needs to be developed and ready for commercialization with US manufacturing” BARDA asking for “non - invasive” and “easy - to - interpret, actionable information for clinical decisions” Ease of Use, High Accuracy and Interpretation Burn Size and Depth Regulatory Readiness Demographic Data Diversity Commercialization and Infrastructure Readiness …Meets all SSN Requirements SSN culminates from years of collaboration with BARDA on the Burn Indication 13

DeepView AI – Systemwide Benefits

Improve health and cost outcomes for all

Clinician

Improved Patient Outcomes

- Informed treatment decisions
- Increase Efficiency

Hospital

Decreased Costs Per Inpatient

- Uniformed Clinical decisions
- Equality of Care
- Government Digital Initiatives
- Improve Efficiency

Patient

Improve Experience

- Reduce treatment time for patients and caregiver burden
- Reduce infection and treatment complications
- Reduce pain and suffering

Payers

Innovation Justification

- Eliminate unnecessary payments
- Objective and Validated Treatment Support

← **Reduce LOS** →

14

Go To Market Strategy - Burn

To change the standard of care through real world evidence of how burns are diagnosed and treated

Target Markets

Providers
Emergency Depts.
Trauma I & II Units
Hospital Burn Centers

5,418
US Sites of Service[1]

3,147
Europe Sites of Service[2]

Anticipated Outcomes

Reduce LOS (3+ Days)[3]

$165,000
Savings per unnecessary surgery[4]

>$7,000
Savings per patient for unnecessary transfers from ED[5]

(1) Definitive Healthcare 2021 - Active Sites for ED, Trauma Level 1 & 2, and Burn Centers
(2) WHO - European Health Information Gateway 2014/2015 and Burn centers registered with the European Burn Association
(3) Evaluating Real-World National and Regional Trends in Definitive Closure in U.S. Burn Care: A Survey of U.S. Burn Centers. JBCR 2021;43(1):141-48. National Injury Resource Database
(4) Definitive Healthcare 2019 Private Pay and CMS pay of inpatient versus outpatient DRG codes
(5) The Effectiveness of Regionalized Burn Care: An Analysis of 6,873 Burn Admissions in North Carolina from 2000 to 2007. Regional Air Transport of Burn Patients: A Case for Telemedicine?

15

Go To Market Strategy – Burn (continued)

Reimbursement and Revenue Model for DeepView AI Burn

Market Access			Revenue Model	
Short -Term:	**DRG** Reimburse under existing inpatient codes		**DeepView Imaging System Sales:**	• Capital sales to US Government and direct to healthcare providers • Establish entry to broad network of emergency rooms, trauma centers and burn centers
Intermediate:	**NTAP** Gain additional payment for new technology adoption		**AI Burn Software Subscription:**	• SaaS model for annual software licensing, software upgrades and maintenance • Payment-per-Click also available for flexible billing
Long-term:	**Interpretation Code** Gain additional payment for new AI interpretation specific CPT E/M Codes			

16

Go To Market Strategy – Diabetic Foot Ulcer (DFU)

To change the standard of care through real world evidence for diagnosis and treatment of DFU

Target Markets

Providers
Emergency Depts.
Community Nursing
Wound Care Clinic
Foot & Ankle Clinic
Podiatry

4,214
US Sites of Service[1]

13,312
Europe Sites of Service[2]

Anticipated Outcomes

Saving 28 Days
to use of Advanced Wound Care products and procedures and surgery[3]

Reduce 4-8 Visits
Saving Patient and Healthcare Provider time and cost savings[4]

Saving >$4,460
Expedited treatment savings per patient[5]

(1) 2019 Definite Healthcare with minimum of diagnosing DFU 24 times annually
(2) WHO - European Health Information Gateway 2014/2015 , assumption each hospital provides wound care services
(3) Current SOC is use of traditional wound care: cleanse, debride, wet to moist dressings for 4 weeks.
(4) Average patient sees physician once or twice per week for 4 weeks total reduction of visits is 4 to 8 visits
(5) https://diabetesjournals.org/care/article/37/3/651/29343/Burden-of-Diabetic-Foot-Ulcers-for-Medicare-and Private Insurers

17

Go To Market Strategy – DFU (continued)

To change the standard of care through real world evidence for diagnosis and treatment of DFU

Market Access → Revenue Model

Market Access

Short -Term: **CPT**
Reimburse under existing inpatient codes

Intermediate: **APC**
Gain additional payment for new technology adoption

Long-term: **Unique AI Code**
Incremental additional revenue for AI interpretation

Revenue Model

AI DFU Software Subscription:
- SaaS model for annual software licenses, software upgrades and maintenance
- Payment-per-Click is also available for flexible billing

DeepView Imaging System Sales:
- Low-cost initial sales and/or leasing model to cost sensitive wound care clinics
- Partner with podiatry group management companies for fast and cluster clinical outreach

18

Regulatory History And Submission Timeline

FDA Breakthrough Designated Status for Burn Indication allows for prioritized reviews and a dedicated line of communication with reviewing members of the FDA.

- DeepView Snapshot Imaging Systems: Class I (Worldwide)
- AI Burn, AI DFU: Class I – UKCA Mark
- AI Burn, AI DFU: Class II – FDA
- AI Burn, AI DFU: Class IIa – CE Mark
- 3D Measurement: Class I (Worldwide)

Generational Advancements	Technology	FDA Clearance Date[1]
DeepView Gen 1	Photoplethysmography (PPG)	2013 (FDA 510(k)# K124049)
DeepView Gen 2	PPG and Multi-Spectral Imaging (MSI)	2017 (FDA 510(k)# K163339)
DeepView Gen 3	MSI and AI Software	(See Chart)

(1) While Spectral MD believes it will obtain regulatory clearance on its MSI and AI Software for its DeepView Gen 3 device, there can be no assurance that it will receive such regulatory clearance or that it will receive such clearance in its anticipated timelines



DEEPVIEW GEN 3 ANTICIPATED REGULATORY SUBMISSIONS(1)
2023
2024
2025
2026
2027
AI Burn
AI DFU
DeepView SnapShot M
3D Measurement
Horizon Indications

19

Upcoming Product Evolution

DeepView Snapshot M (fully handheld)

Military, Miniaturized, Mobile

Objective: Develop a digital burn assessment tool for military and combat use

DeepView Snapshot M is the fully handheld wireless version of the current cart-based DeepView System solution

Supported by multiple non-dilutive US Department of Defense awards totaling $6+mm since 2017

Designed to transform wound care assessment including:

- Military
- First responder
- Limited-access areas
- Home health care market



Size comparison to iPhone 12

20

Additional indications/areas of interest: • 3D Measurement (POC Ready) • Digital Guided Therapy • VLU • Cosmetics • CLI • Amputation • Debridement • Others Upcoming Indications B urn indication investment accelerates expansion into DFU and other indications 21

DeepView 3D Wound Management

DeepView captures a 3D point cloud of imaged tissue and provides accurate wound size measurements


152.8 cm²

Wound size measurements are important for treatment decisions, documentation and compliance

↓

Current wound size measurement technologies are lacking clinical adoption:
- Limited in accurately/easily measuring all three wound dimensions (distance, area and volume)
- Cumbersome requiring reference markers/stickers or multiple images

↓

DeepView's rapid, accurate and easy-to-use wound size measurement technology generates an accurate 3D tissue representation from a single image snapshot enabling distance, area and volume measurements with sub-millimetric accuracy without reference markers/stickers or multiple images

↓

DeepView 3D wound size measurement technology proof-of-concept has been completed demonstrating rapid, accurate and easy-to-perform measurements - productization underway

↓

DeepView 3D wound measurement capable of becoming the standardized wound size tool for payors/practitioners

AI Predictive Medical Diagnostics + Wound Size Measurement =
One-Stop Wound Imaging Solution

22

DeepView Guided Therapy

DeepView can tell the clinician the "what/when/how" of using a wound therapy

Current Problem

What & When: There are no tools to provide clinicians with objective data for determining the optimal type and timing of therapy for a specific patient and wound. Therapy decisions are based on subjective criteria leading to incorrect and untimely therapies

How: There are no tools to provide clinicians with objective data about whether the selected therapy is being properly applied, leading to unsuccessful therapies. For example, a skin graft/substitute therapy will fail if the wound bed is not properly prepared for only healthy tissue

DeepView Guided Therapy

Digital Wound Assessment

DeepView is the first and only digital wound assessment tool capturing a digital signature which quantifies the underlying biological status of the patient's wound

Data-driven Personalized Therapy Guidance

Based on this **personalized biological digital wound signature**, DeepView's AI can provide objective data regarding the type and timing of the optimal therapy as well as data on whether the selected therapy is applied correctly with the proper wound bed characteristics

DeepView can enable more timely and objective selection of optimal wound therapies with higher success rates

Unique Opportunity to Partner with Key Wound Therapy Industry Leaders

23

Strategic Partnerships

Clinical

EU – Strategic alliance with Royal College of Surgeons Ireland[(1)]

U.S. – Strategic partnership for clinical studies and clinical championship at 13 major centers[(1)(2)]

Development & Manufacturing

Established key external development and manufacturing ecosystem for the production and delivery of our DeepView system

- Medical device expertise
- Vast domain knowledge and established development process
- Scalable upon commercialization

Processes in accordance with FDA and CE Mark regulations and standards

(1) All trademarks, logos and brand names are the property of their respective owners. All company, product and service names used in this presentation are for identification purposes only. Use of these names, trademarks and brands does not imply endorsement

(2) Spectral MD clinical trial sites

24

U.S. and Global IP • Burn/Wound classification on MSI and PPG • Tissue classification on MSI and PPG • Amputation site analysis on MSI, machine learning and healthcare matrix • DFU healing potential prediction and wound assessment on MSI, machine learning and healthcare matrix • High - precision, multi - aperture, MSI snapshot imaging 9 active patent application families protecting our core current and anticipated future lines of business Issued and allowed U.S. patents 10 • Wound assessment on MSI, optical, biomarkers, and machine learning • Burn/Histology assessment on MSI and machine learning • High - precision single aperture snapshot imaging with multiplexed illumination • Topological characterization and assessment of tissue including wounds, using MSI and machine learning Issued and allowed international patents 10 Pending U.S. patent applications 5 Pending international patent applications 29 Intellectual Property – Formidable Barrier to Entry 25

20 yrs+ managing emerging technologies in AI, Imaging and NLP at Sensata, Texas Instruments, and Philips Wensheng Fan Chief Executive Officer/Co - Founder 12 yrs+ of clinical R&D of tissue optics. Served as the PI on multiple NSF, NIH, DoD grants and BARDA contracts Jeffrey Thatcher, PhD Chief Scientist 3 0 yrs+ years of clinical experience in wound technology assessment, development, research, and innovation with major industry leaders Mary Regan, PhD VP of Clinical Affairs 20 yrs+ of marketing experience for medical device and diagnostic companies Christine Marks VP of Marketing & Commercialization 30 yrs+ of experience in R&D, Production with global medical device companies Louis Percoco General Manager - Manufacturing 20 yrs+ of Finance and Operations experience in healthcare and life sciences at KCI (Acelity), 3M, Siemens, and BIOTRONIK Nils Windler Chief Financial Officer Kevin Plant VP of Software and Data Science 10 yrs+ of software and data science leadership experience at St. Jude and Abbot 10 yrs+ of private equity investing in life sciences & technology companies, 20 yrs+ of technology company representation at Morgan Lewis, Reed Smith & KPMG Vincent Capone General Counsel & Corporate Secretary Niko Pagoulatos, PhD Chief Operating Officer 25 yrs+ of experience in engineering, clinical and business aspects of specialized medical ultrasound imaging including AI in ultrasound Exceptional Team with Record of Success 26

Martin Mellish Board of Directors Mike Murphy (1) Toby Cosgrove Strategic Advisory Board John Botts Richard Cotton Non - Executive Chairman • Former President and Chief Executive Officer of Cleveland Clinic and currently serves as an Executive Advisor for Cleveland Clinic • Former President of the American Association of Thoracic Surgery Deepak Sadagopan (1) Wensheng Fan Chief Executive Officer • Operating Partner of Corsair, based in London and Senior Advisor to Allen & Company Advisors LLP • Former Chief Executive of Citicorp’s Investment Bank in Europe, Middle East and Africa, Chairman of CVC’s Investment Committee in Europe Board and Advisors (1) Messrs. Murphy and Sadagopan are expected to join the Board upon closing of the de - SPAC transaction RCLF Designee Audit Committee Chairman Cynthia Cai Compensation Committee Chairperson Audit Committee 27

Summary Financials 2023E (1) 2022A 2021A Income Statement ($USD mm) 26,433 25,368 15,239 Research and development revenue (15,978) (14,531) (8,187) Cost of revenue 10,454 10,837 7,052 Gross profit Operating costs and expenses: 19,204 13,484 11,231 General and administrative 19,204 13,484 11,231 Total operating costs and expenses (8,750) (2,647) (4,179) Operating income (loss) Other income (expense): 0 (12) (17) Interest expense 0 57 298 Change in fair value of warrant liability 0 (253) (188) Foreign exchange transaction loss (137) 49 - Other income (expense) (137) (159) 93 Total other income (expense) (8,887) (2,806) (4,086) (Loss) income before income taxes 287 (106) 98 Benefit (provision) for income taxes (8,700) (2,912) (3,988) Net (loss) income 28 (1) Bloomberg LP consensus estimates as of June 20, 2023

SPAC Transaction Overview

Transaction Highlights

$184mm enterprise valuation to market

- Implied pro forma market capitalization of **$207mm**

$23M of cash held on the pro forma balance sheet[1][2]

- Assuming no redemptions, SMD will receive proceeds of **$4.6mm** from Trust Account
- Rosecliff expenses capped at **$3.25mm**
- SMD stockholders rolling 100% of their equity and will own **82%** of the pro forma equity following closing

PIPE transaction expected to raise an additional **$10.0mm - $30.0mm**

- Target PIPE size of **$20mm**
- With **$10.0mm** PIPE raise, company has fully funded business plan through 2024

Implied Sources and Uses[1][2]

Sources	($mm)
SMD Shareholder Equity Rollover	$170.0
Est. PIPE Financing	20.0
RCLF Sponsor Promote	13.8
Existing Cash on B/S	10.3
SPAC Cash in Trust	4.6
Total Sources of Funds	**$218.7**

Uses	($mm)
SMD Shareholder Equity Rollover	$170.0
Cash to Balance Sheet	22.9
RCLF Sponsor Promote	13.8
Est. Transaction Fees and Expenses	12.0
Total Uses of Funds	**$218.7**

Pro Forma Valuation ($mm)[1][2]

Pro Forma Valuation at $10.00 per Share	
SMD Share Price at Closing	$10.00
Pro Forma Shares Outstanding	20.8
Pro Forma Equity Market Cap	**$208.4**
Plus: Pro Forma Debt	0
Less: Pro Forma Cash	(22.9)
Pro Forma Total Enterprise Value	**$185.5**

Pro Forma Ownership[1][2]

	Shares (mm)	% Own
SMD Shareholders	17.0	81.6%
PIPE Investors	2.0	9.6%
Sponsor	1.4	6.6%
RCLF Shareholders	0.5	2.2%
Total	20.8	**100.0%**

At $10.00



29

(1) Assumes PIPE financing of $20mm
(2) Assumes no redemptions from RCLF trust account

Note: Please refer to the Registration Statement on Form S-4 filed with the SEC on May 2, 2023, as amended, for a complete overview of the SPAC Transaction

Public Comps 30 5.9x 16.2x 15x 10.9x 6.7x 21.8x 9.3x 8.5x 7.8x 7.3x 6.7x 6.3x 4.8x 4.3x 3x 1.3x EV/ 2023E Revenue Overall Median: 7.3x Median: 13.0x AI - Enabled Technology Median: 6.7x Healthcare Technology Source: S&P Capital IQ as of 6/13/23.

SpectralMD Key Takeaways • Substantial High - Growth Market Opportunities (Geography and Pipeline Applications) • Proprietary AI platform supports scalable recurring revenue model (SaaS) • Strategic clinical and manufacturing partnerships for upcoming regulatory submissions and US, UK and EU product launches • Proven, seasoned leadership team in place to execute strategy • Breakthrough Designated Disruptive Technology • Addressing Unmet Clinical Need by wound Healing Assessment in Seconds • Well capitalized via long history of US Government Funding and currently publicly traded on AIM Market • Proposed US capital markets listing (Nasdaq) expected to elevate corporate profile for greater access to growth capital 31

Appendix 32

Forward Looking Statements

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. This includes, without limitation, all statements regarding (i) the proposed business combination (the "Transaction") with Rosecliff Acquisition Corp I ("Rosecliff"), including statements regarding anticipated timing of the proposed business combination (the "Transaction"), (ii) redemptions, (iii) valuation of the proposed Transaction, (iv) the closing of the proposed Transaction, (v) the ability to regain compliance with Nasdaq Capital Market listing requirements and to maintain listing, or for the Combined Company to be listed, on the Nasdaq Capital Market, (vi) Rosecliff and Spectral MD's managements' expectations and expected synergies of the proposed Transaction and the Combined Company, (vii) the use of proceeds from the proposed Transaction, (viii) potential government contracts, (ix) expected beneficial outcomes and synergies of the proposed Transaction estimated ownership of the combined company following the Transaction, (x) the related PIPE transaction and proceeds, (iii) Spectral MD's regulatory pathway for and timing of FDA, CE and UKCA regulatory submissions and approvals, (xi) Spectral MD's U.S. government contracts and future awards, (xii) the total anticipated target markets for burn wound and diabetic foot ulcers, (vi) possible competitors, (vii) potential future indications and applications for DeepView and areas of interest supported by BARDA, (xiii) Spectral MD's future and pending U.S. patent applications and foreign and international patent applications, (xiv) the AIM delisting and its effects for U.K. Spectral MD shareholders, and (xv) pro forma information and other estimated values. Generally, statements that are not historical facts, including statements concerning our possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These forward-looking statements may include projections and estimates concerning the timing and success of strategies, plans or intentions. We have based these forward-looking statements on our current expectations and assumptions about future events. While we consider these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control and could cause actual results to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. These statements may be preceded by, followed by or include the words "believes," "estimates," "expects," "projects," "forecasts," "may," "will," "should," "seeks," "plans," "scheduled," "anticipates" or "intends" or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. These forward-looking statements are expressed in good faith, and Spectral MD and Rosecliff believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and neither Spectral MD nor Rosecliff is under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Forward-looking statements are inherently subject to risks, uncertainties and assumptions. In addition to risk factors previously disclosed in Rosecliff's reports filed with the SEC and those identified elsewhere in this presentation, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (i) risks associated with product development and regulatory review, including the time, expense and uncertainty of obtaining clearance, approval or De Novo classification for Spectral MD's DeepView technology, (ii) Spectral MD's ability to obtain additional funding when needed and its dependence on government funding, (iii) the risk that the proposed Transaction may not be completed in a timely manner at all, which may adversely affect the price of Rosecliff's securities; (iv) the failure to satisfy the conditions to the consummation of the proposed Transaction, including the adoption of the business combination agreement by the stockholders of Rosecliff and the stockholders of Spectral MD, and the receipt of certain governmental and regulatory approvals; (v) the lack of third party valuation in determining whether or not to pursue the proposed Transaction; (vi) the ability of Rosecliff to regain compliance with Nasdaq Capital Market listing requirements and to maintain listing, or for the combined company to be listed, on the Nasdaq Capital Market; (vii) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; (viii) the outcome of any legal proceedings that may be instituted against Rosecliff or Spectral MD following announcement of the proposed Transaction; (ix) the inability to complete the proposed Transaction due to, among other things, the failure to obtain Rosecliff stockholder approval on the expected terms and schedule and the risk that regulatory approvals required for the proposed Transaction are not obtained or are obtained subject to conditions that are not anticipated; (x) the risk that the proposed Transaction may not be completed by Rosecliff's business combination deadline and the potential failure to obtain an extension of the business combination deadline; (xi) the effect of the announcement or pendency of the proposed Transaction on Spectral MD's business relationships, operating results, and business generally; (xii) volatility in the price of Rosecliff's securities due to a variety of factors, including changes in the competitive and regulated industries in which Rosecliff plans to operate or Spectral MD operates, variations in operating performance across competitors, changes in laws and regulations affecting Spectral MD's or Rosecliff's business, Spectral MD's inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure; (xiii) Rosecliff's ability to raise capital as needed; (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Transaction and identify and realize additional opportunities; (xiv) the risk that the announcement and consummation of the proposed Transaction disrupts Spectral MD's current operations and future plans; (xv) the ability to recognize the anticipated benefits of the proposed Transaction; (xvi) unexpected costs related to the proposed Transaction; (xvii) the amount of any redemptions by existing holders of the Rosecliff common stock being greater than expected; (xviii) limited liquidity and trading of Rosecliff's securities; (xix) geopolitical risk and changes in applicable laws or regulations; (xx) the possibility that Spectral MD and/or Rosecliff may be adversely affected by other economic, business, and/or competitive factors; (xxi) operational risk; and (xxii) changes in general economic conditions, including as a result of the COVID-19 pandemic. The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" sections of the Rosecliff's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the Registration Statement on Form S-4, as amended, filed with the SEC on May 2, 2023 and the other documents filed by Rosecliff from time to time with the SEC including the sections entitled "Cautionary Note Regarding Forward-Looking Statements", "Cautionary Note Regarding Forward-Looking Statements and Risk Factor Summary", "Risk Factors", "Management's Discussions and Analysis of Financial Condition and Results of Operations" and "Business" and in the Financial Statements. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Any financial projections in this presentation (including the enterprise value being attributed to Spectral MD in the proposed Transaction or the post-transaction enterprise value) are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Rosecliff's and Spectral MD's control. While all projections are necessarily speculative, Rosecliff and Spectral MD believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Rosecliff and Spectral MD, or their representatives, considered or consider the projections to be a reliable prediction of future events. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Readers are cautioned not to put undue reliance on forward-looking statements, and neither Rosecliff nor Spectral MD assumes any obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. Neither Rosecliff nor Spectral MD gives any assurance that it will achieve its expectations.

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Shareholder Information Special Information for U.K. Shareholders Reasons for the AIM Delisting The Company’s Board has resolved, subject to shareholder approval, to implement the AIM Delisting for the following reasons: Delisting from AIM would remove certain complexities and duplication that comes with administering two listing regimes . For example, by simplifying shareholder communications and compliance with regulatory requirements and by reducing associated costs and demand for internal resources . The Board expects that a Nasdaq - only listing will attract the appropriate investor base and investment style, maximizing the Company's ability to access deeper pools of capital and therefore strengthens its position to accelerate the commercialization of its AI Wound Diagnostics Technology via U . S . and European regulatory approvals and a potential U . S . federal procurement contract . Existing AIM investors will be able to own, trade, and transfer shares of the Combined Company following the Transaction . Accordingly, the Board believes that it is in the best interests of the Company and its shareholders as a whole to cancel the admission of the Company's common stock to trading on AIM . Effect of the AIM Delisting If the Resolution is passed by the Company’s shareholders and the Transaction is finalized, they will no longer be able to bu y a nd sell common stock on AIM after the Delisting. Following the AIM Delisting taking effect, the Company will comply with all regulatory requirements for the Nasdaq listing, i ncl uding all applicable rules and regulations of the SEC. The Company will no longer be subject to the AIM Rules for Companies or be required to retain the services of an independent nominated adviser. The Company will also no longer be required to comply wi th the continuing obligations set out in the Disclosure Guidance and Transparency Rules (the "DTRs") of the Financial Conduct Authority (the "FCA") or, provided the Company's securities remain outside the scope of the regulation, U.K. MAR. In addition , t he Company and its shareholders will no longer be subject to the provisions of the DTRs relating to the disclosure of changes in significant shareholdings in the Company. Information for Holders of Spectral MD Common Stock Shareholders who continue to hold common stock following the Delisting will continue to be notified in writing of the availab ili ty of key documents on the Company's website, including publication of annual reports and annual general meeting documentation as well as obtaining additional information annual reports and other periodic reports being available on the SEC website www.sec .go v. 34

Disclaimer

Additional Information and Where to Find It

This presentation is provided for informational purposes only and contains information with respect to a proposed business combination among Spectral MD, Rosecliff, Ghost Merger Sub I Inc., a wholly-owned subsidiary of Rosecliff, and Ghost Merger Sub II LLC, a wholly-owned subsidiary of Rosecliff. In connection with the proposed Transaction, Rosecliff filed with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form S-4, which includes a proxy statement to be sent to Rosecliff stockholders and a prospectus for the registration of Rosecliff securities in connection with the proposed Transaction (as amended from time to time, the "Registration Statement"). A full description of the proposed Transaction is expected to be provided in the Registration Statement filed by Rosecliff with the SEC. Rosecliff's stockholders, investors and other interested persons are advised to read, the Registration Statement as well as other documents that have been or will be filed with the SEC, as these documents will contain important information about Rosecliff, Spectral MD, and the proposed Transaction. The Registration Statement has not yet been declared effective by the SEC. If and when the Registration Statement is declared effective by the SEC, the proxy statement/prospectus and other relevant documents for the proposed Transaction will be mailed to stockholders of Rosecliff as of a record date to be established for voting on the proposed Transaction. Rosecliff investors and stockholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov.

Participants in the Solicitation

Rosecliff, Spectral MD and certain of their respective directors, executive officers, other members of management and employees may, under SEC rules, be deemed participants in the solicitation of proxies from Rosecliff's stockholders with respect to the proposed Transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed Transaction of Rosecliff's directors and officers in Rosecliff's filings with the SEC, including the preliminary proxy statement and the amendments thereto, the definitive proxy statement, and other documents filed with the SEC. Such information with respect to Spectral MD's directors and executive officers will also be included in the proxy statement.

No Offer or Solicitation

This presentation and the information contained herein do not constitute (i) (a) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transaction or (b) an offer to sell or the solicitation of an offer to buy any security, commodity or instrument or related derivative, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or (ii) an offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies. No offer of securities in the United States or to or for the account or benefit of U.S. persons (as defined in Regulation S under the U.S. Securities Act) shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Trademarks

All trademarks, logos and brand names are the property of their respective owners. All company, product and service names used in this presentation are for identification purposes only. Use of these names, trademarks and brands does not imply endorsement.

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